                                 MAIRS AND POWER
                               BALANCED FUND, INC.

2ND QUARTER REPORT
June 30, 2002

To Our Shareholders:                                             August 20, 2002

SECOND QUARTER RESULTS

The Fund experienced its worst quarterly performance in more than three years in the second quarter primarily as a consequence of the stock market weakness that resulted from growing concerns over the economy and accounting irregularities that surfaced at a number of major companies. For the period, the Fund had a negative total investment return of -5.9% based on a June 30, 2002 net asset value of $47.49 after adjustment for the reinvestment of cash dividends. Because fixed income holdings did considerably better, the Fund's overall performance compared favorably with negative returns of -10.7% and -13.4% for the Dow Jones Industrial Average and Standard & Poor's 500 Index. The Lehman Bros. Gov't/Credit Bond Index came in with a positive +3.8% in response to falling interest rates caused by a "flight to quality" by investors. The Fund performed in line with the Morningstar domestic hybrid mutual fund universe made up of 875 funds, which also had an average -5.9% return for the quarter.

For the first half, the Fund had a negative -3.1% return compared to higher negative returns of -6.9% for the DJIA and -13.2% for the S & P 500. Fixed income returns were much better as indicated by a +3.3% return for the Lehman Bros. Gov't/Credit Index. The Fund did better than the average negative return of -5.6% shown by the Morningstar domestic hybrid mutual fund universe.

Revised figures showed the domestic economy slowing more than expected during the second quarter due in large part to an increasingly wary consumer. Real Gross Domestic Product increased only 1.1% (preliminary basis) compared to a more robust 5.0% in the first quarter. Business spending remained soft even though preliminary figures showed a rise for the first time in several quarters. Government spending continued to show strength reflecting in part the war on terrorism. A continued widening of the trade deficit also represented a drag on the economy. Corporate profits rebounded a less than expected 8% as indicated by Business Week's 900 company Corporate Scoreboard survey.

Reflecting an increased lack of confidence in the "quality" of the numbers making up corporate profits, as well as a growing concern over their future direction, the stock market weakened progressively over the course of the quarter. While the greatest damage occurred in technology and telecommunication services, most industry groups showed some decline. As one might expect, the more defensive sectors such as consumer staples, energy and financials held up relatively well. Among individual stock holdings in the Fund, MTS Systems (+20.2%), Sturm, Ruger (+9.7%), 3M Company (+6.9%) and Pentair (+6.9%) did the best while Qwest Communications (-65.9%), Corning (-53.4%), eFunds (-40.9%) and Bristol-Myers Squibb (-36.5%) fared the worst.

FUTURE OUTLOOK

In our view, the economic outlook continues to be reasonably positive despite the erosion of consumer confidence stemming from recent disclosures of accounting fraud and misrepresentation at a number of major corporations. Although the recent stock market decline will continue to have a noticeable effect on consumer spending, we still look for growth, albeit at a reduced rate, probably in the area of 2%. As long as the unemployment rate remains steady and home values continue to increase, consumers are expected to continue to spend rather freely. This should lead to an eventual up-turn in business capital spending as competitive pressures to reduce costs and increase productivity continue to intensify. If our optimism on the economy proves to be correct, second half corporate profits should increase at an annual rate of at least 15%, considering the easy comparison with last year's relatively depressed results.

The outlook for interest rates seems relatively benign over the near term as long as the rate of economic growth remains in the area of 2% or lower. However, any pick-up above 3% seems likely to trigger some action by the Federal Reserve to begin raising interest rates in an effort to forestall future inflationary pressures. Conversely, any indication of a further deterioration in the economy, thereby raising the risk of a "double dip" recession, would probably result in the Fed reducing interest rates even further. Assuming the economy does continue to improve, corporate yield spreads over U.S. Treasuries should also begin to narrow over current historically wide levels.

Prospects for increasing corporate profits, together with a relatively low level of interest rates bodes well for the stock market and should be sufficient to overcome lingering questions about accounting issues and damage to confidence resulting from the recent decline. Although price/earnings ratio valuation levels are not cheap, neither do they appear to be expensive in the mid-teens based on other similar past periods of low inflation and interest rates. While we are positive on the outlook for stock prices, we recognize any recovery after a grueling bear market will take time and patience.

                                                       William B. Frels
                                                       President

SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

FIXED INCOME SECURITIES

     FACE                                                                                              MARKET
    AMOUNT              SECURITY DESCRIPTION                                                            VALUE
---------------------------------------------------------------------------------------------       -----------
                FEDERAL AGENCY OBLIGATIONS  6.9%
   $ 250,000    Federal Home Loan Bank                                   7.445%      08/15/07       $   264,135
     250,000    Federal Home Loan Bank                                   7.235%      10/19/10           272,425
     250,000    Federal Home Loan Bank                                   7.075%      07/25/12           250,771
     250,000    Federal Home Loan Bank                                    7.05%      01/03/17           254,414
     250,000    Federal Home Loan Bank                                    7.00%      04/24/17           255,149
     300,000    Federal National Mortgage Association                     7.00%      08/27/12           314,715
     250,000    Federal National Mortgage Association                     6.98%      10/01/12           252,768
     250,000    Federal National Mortgage Association                     6.92%      12/03/12           254,252
     250,000    Federal National Mortgage Association                     6.37%      02/25/14           252,941
     250,000    Federal National Mortgage Association                     7.00%      07/15/16           257,121
     250,000    Federal National Mortgage Association                     7.00%      04/04/17           255,099
                                                                                                    -----------
                                                                                                      2,883,790
                                                                                                    -----------
                CORPORATE BONDS  26.8%
     300,000    Bankers Trust NY Corp.                                  7.125%       07/31/02           301,178
     250,000    General Mills, Inc.                                      7.00%       09/16/02           252,252
     250,000    Cooper Tire & Rubber Co.                                 7.25%       12/16/02           253,365
     250,000    Household Finance Corp.                                  7.00%       02/15/03           256,944
     250,000    Baroid Corporation                                       8.00%       04/15/03           249,629
     250,000    Ford Motor Credit Company                                6.70%       07/16/04           257,491
     250,000    Fort James Corp.                                        6.625%       09/15/04           243,702
     250,000    Motorola, Inc.                                           6.75%       02/01/06           242,870
     265,000    J.C. Penney & Co.                                        6.00%       05/01/06           249,355
     250,000    Lucent Technologies                                      7.25%       07/15/06           171,250
     250,000    Halliburton                                              6.00%       08/01/06           239,933
     250,000    Stilwell Financial Inc.                                  7.00%       11/01/06           252,220
     250,000    AT&T                                                     6.50%       11/15/06           220,239
     250,000    Steel Case Inc.                                         6.375%       11/15/06           251,107
     250,000    Goodyear Tire & Rubber Co.                              6.625%       12/01/06           237,896
     250,000    Ford Motor Credit Company                                6.50%       01/25/07           250,472
     250,000    Sherwin Williams Co.                                     6.85%       02/01/07           266,150
     250,000    Corning Inc.                                             7.00%       03/15/07           185,620
     250,000    Goodyear Tire & Rubber Co.                               8.50%       03/15/07           249,139
     250,000    Bankers Trust NY Corp.                                   6.70%       10/01/07           267,710
     350,000    Corning Inc.                                             6.30%       03/01/09           295,532
     500,000    SUPERVALU, Inc.                                         7.875%       08/01/09           535,520
     250,000    Xcel Energy                                              7.00%       12/01/10           227,728
     250,000    Daimler Chysler                                          7.75%       01/18/11           268,955
     375,000    Sears Roebuck Acceptance Corp.                           7.00%       02/01/11           391,237
     250,000    Hertz Corporation                                        7.40%       03/01/11           246,754
     250,000    NRG Energy                                               7.75%       04/01/11           199,100
     250,000    WorldCom Inc.                                            7.50%       05/15/11            38,750
     250,000    General Foods Corporation                                7.00%       06/15/11           254,051
     250,000    Goodyear Tire & Rubber Co.                              7.857%       08/15/11           230,911
     200,000    Ford Motor Company Debentures                            9.50%       09/15/11           229,721
     250,000    Kerr McGee                                               7.00%       11/01/11           265,523
     250,000    Goldman Sachs & Company                                  8.00%       03/01/13           279,611
     250,000    Allstate Corp.                                           7.50%       06/15/13           278,602
     250,000    Willamette Industries                                   7.125%       07/22/13           248,418
     500,000    General Motors Acceptance Corporation                    7.30%       07/15/14           500,888
     261,600    General American Transportation                          7.50%       02/28/15           273,061
     250,000    Servicemaster Company                                    7.10%       03/01/18           247,867
     250,000    Lincoln National Corp.                                   7.00%       03/15/18           258,897
     500,000    Provident Companies                                      7.00%       07/15/18           497,366
     250,000    South Jersey Gas Co.                                    7.125%       10/22/18           236,713
     350,000    PPG Industries                                           7.40%       08/15/19           341,195
                                                                                                    -----------
                                                                                                     11,244,922
                                                                                                    -----------

     FACE                                                                                              MARKET
    AMOUNT              SECURITY DESCRIPTION                                                            VALUE
---------------------------------------------------------------------------------------------       -----------
                CONVERTIBLE CORPORATE BONDS  0.4%
     250,000    Noram Energy                                             6.00%       03/15/12       $   188,750
                                                                                                    -----------
                                                                                                        188,750
                                                                                                    -----------
                CONVERTIBLE AND NON-CONVERTIBLE PREFERRED STOCK  1.4%
       6,000    Barclays Bank PLC, Series E                             $ 2.00                          154,500
       2,500    J. P. Morgan Chase & Co., Series A., Adj Rate Pf        $ 5.00                          190,000
      10,000    St. Paul Capital Trust I                                $ 1.90                          249,250
                                                                                                    -----------
                                                                                                        593,750
                                                                                                    -----------
                TOTAL FIXED INCOME SECURITIES  35.5%                                                $14,911,212
                                                                                                    -----------
COMMON STOCKS
  NUMBER OF                                                                                            MARKET
   SHARES               SECURITY DESCRIPTION                                                           VALUE
---------------------------------------------------------------------------------------------       -----------
                BASIC INDUSTRIES  2.7%
      18,000    Bemis Company, Inc.                                                                 $   855,000
       8,000    H. B. Fuller                                                                            234,320
       1,000    Weyerhaeuser Company                                                                     63,850
                                                                                                    -----------
                                                                                                      1,153,170
                                                                                                    -----------
                CAPITAL GOODS  7.2%
       7,000    Briggs & Stratton Corporation                                                           268,380
      52,500    Graco Inc.                                                                            1,319,850
      10,000    Ingersoll-Rand Company                                                                  456,600
      40,000    MTS Systems Corporation                                                                 526,400
      10,000    Pentair, Inc.                                                                           480,800
                                                                                                    -----------
                                                                                                      3,052,030
                                                                                                    -----------
                CONSUMER CYCLICAL  0.8%
       5,000    Genuine Parts Company                                                                   174,350
      12,000    Sturm, Ruger & Co., Inc.                                                                169,800
                                                                                                    -----------
                                                                                                        344,150
                                                                                                    -----------
                CONSUMER STAPLE  5.1%
       7,000    General Mills, Inc.                                                                     308,560
       6,000    Hershey Foods Corporation                                                               375,000
      30,000    Hormel Foods Corporation                                                                718,200
      12,000    Kimberly Clark                                                                          744,000
                                                                                                    -----------
                                                                                                      2,145,760
                                                                                                    -----------
                HEALTH CARE  7.8%
      10,000    Baxter International Inc.                                                               444,500
      20,000    Bristol-Myers Squibb Company                                                            514,000
      10,000    Merck & Co.                                                                             506,400
      35,000    Pfizer Inc.                                                                           1,225,000
      10,000    Wyeth                                                                                   512,000
       1,500    Zimmer Holdings *                                                                        53,490
                                                                                                    -----------
                                                                                                      3,255,390
                                                                                                    -----------

  NUMBER OF                                                                                           MARKET
   SHARES               SECURITY DESCRIPTION                                                          VALUE
---------------------------------------------------------------------------------------------       -----------
                ENERGY 7.9%
      15,000    BP PLC                                                                              $   757,350
      13,000    Burlington Resources Inc.                                                               494,000
      21,200    Exxon Mobil Corporation                                                                 867,504
       6,000    Murphy Oil Corporation                                                                  495,000
      15,000    Schlumberger, Limited                                                                   697,500
                                                                                                    -----------
                                                                                                      3,311,354
                                                                                                    -----------
                FINANCIAL  17.1%
      15,000    American Express Company                                                                544,800
      10,000    Bank of America Corporation                                                             703,600
      18,690    Community First Bankshares, Inc.                                                        487,622
       7,593    Jefferson-Pilot Corp.                                                                   356,871
      20,000    Merrill Lynch & Co., Inc.                                                               810,000
      23,000    J. P. Morgan Chase & Co., Inc.                                                          780,160
      15,000    St. Paul Companies                                                                      583,800
      50,000    U.S. Bancorp                                                                          1,167,500
      35,000    Wells Fargo & Company                                                                 1,752,100
                                                                                                    -----------
                                                                                                      7,186,453
                                                                                                    -----------
                TECHNOLOGY  5.6%
      30,000    Corning Inc. *                                                                          106,500
      10,000    eFunds Corp. *                                                                           94,890
      10,000    Emerson Electric Co.                                                                    535,100
      25,000    Honeywell International Inc.                                                            880,750
      10,000    International Business Machines Corporation                                             720,000
                                                                                                    -----------
                                                                                                      2,337,240
                                                                                                    -----------
                TRANSPORTATION  0.3%
       6,000    Delta Air Lines, Inc.                                                                   120,000
                                                                                                    -----------
                UTILITIES  3.3%
      10,000    American Water Works Company, Inc.                                                      432,100
      20,000    Qwest Communications  *                                                                  56,000
      12,000    Verizon Communications                                                                  481,800
      25,000    Xcel Energy Inc.                                                                        419,250
                                                                                                    -----------
                                                                                                      1,389,150
                                                                                                    -----------
                DIVERSIFIED  2.9%
      13,000    General Electric Company                                                                377,650
       7,000    3M Company                                                                              861,000
                                                                                                    -----------
                                                                                                      1,238,650
                                                                                                    -----------

                TOTAL COMMON STOCK  60.7%                                                            25,533,347
                SHORT TERM INVESTMENTS  3.0%
   1,280,656    First American Prime Obligation Fund Class I                                          1,280,656
                                                                                                    -----------

                TOTAL INVESTMENTS  99.2%                                                             41,725,215
                OTHER ASSETS AND LIABILITIES (NET)  0.8%                                                330,380
                                                                                                    -----------
                NET ASSETS  100%                                                                    $42,055,595
                                                                                                    ===========

   * Non-income producing

STATEMENT OF NET ASSETS                                        AT JUNE 30, 2002

ASSETS
Investments at market value (cost $24,027,711)                                                       $  37,560,769
U.S. Governments (cost $2,775,577)                                                                       2,883,790
Cash                                                                                                     1,280,656
Dividends and interest receivable                                                                          347,292
Prepaid expense                                                                                              9,629
                                                                                                     -------------
                                                                                                        42,082,136
LIABILITIES
Accrued management fee                                                              $  21,056
Accrued custodian and transfer agent fee                                                5,485               26,541
                                                                                    ----------       -------------
NET ASSETS
Equivalent to $47.49 per share on 885,621 shares outstanding                                         $  42,055,595
                                                                                                     =============

STATEMENT OF CHANGES IN NET ASSETS       FOR THE SIX MONTHS ENDED JUNE 30, 2002

NET ASSETS, December 31, 2001                                                                        $  42,036,955
Net investment income, per statement below                                         $   632,427
Distribution to shareholders                                                          (610,501)             21,926
                                                                                    ----------
Fund shares issued and repurchased:
   Received for 86,778 shares issued                                                 4,344,813
   Paid for 46,770 shares repurchased                                               (2,331,165)          2,013,648
                                                                                    ----------
Decrease in unrealized net appreciation of investments                                                  (2,253,696)
Net gain realized from sales of securities                                                                 236,762
                                                                                                     -------------

NET ASSETS, June 30, 2002                                                                            $  42,055,595
                                                                                                     =============

STATEMENT OF NET INVESTMENT INCOME       FOR THE SIX MONTHS ENDED JUNE 30, 2002

INVESTMENT INCOME
Dividends                                                                  $  307,032
Interest                                                                      529,000
                                                                           ----------
                                                                              836,032
EXPENSES
Management fee (Note A)                                      $  129,554
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A)                           13,738
Legal and auditing fees and expenses                             11,446
Insurance                                                           839
Other Fees and Expenses                                          48,028       203,605
                                                             ----------    ----------
NET INVESTMENT INCOME                                                      $  632,427
                                                                           ==========

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month at an annual rate of 0.60% of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to US Bancorp Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a total of $2,800.00 in compensation for meetings attended during this six month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the six months ended June 30, 2002 aggregated $4,172,321 and $2,342,713 respectively.

                                 MAIRS AND POWER
                               BALANCED FUND, INC.

                                 A NO-LOAD FUND
            W1520 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
Investment Adviser: 651-222-8478          Shareholder Information: 800-304-7404
                                www.mairsandpower.com


SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                             PER SHARE
                                                            -------------------------------------------
                                                                           DISTRIBUTIONS      DIVIDENDS
                                                                            OF REALIZED        FROM NET
                         SHARES            TOTAL NET        NET ASSET       SECURITIES        INVESTMENT
    DATES              OUTSTANDING           ASSETS           VALUE            GAINS            INCOME
    -----              -----------         ---------        ---------      -------------      ----------
Dec. 31, 1982            135,050          $ 2,274,421       $  16.84         $  0.33           $  1.25
Dec. 31, 1983            155,828            2,907,432          18.66             -                1.28
Dec. 31, 1984            155,810            2,729,570          17.52            0.45              1.28
Dec. 31, 1985            183,348            3,837,245          20.93            0.35              1.13
Dec. 31, 1986            253,724            5,395,111          21.27            1.87              0.98
Dec. 31, 1987            295,434            5,772,298          19.54            1.09              1.06
Dec. 31, 1988            317,426            6,569,555          20.70            0.42              1.12
Dec. 31, 1989            344,486            7,886,058          22.89            0.33              1.08
Dec. 31, 1990            366,158            8,075,488          22.06            0.07              1.07
Dec. 31, 1991            400,276           10,676,264          26.67             -                1.00
Dec. 31, 1992            428,672           11,535,822          26.91            0.30              1.00
Dec. 31, 1993            476,860           13,441,576          28.19            0.63              0.99
Dec. 31, 1994            494,968           12,972,976          26.21            0.37              1.03
Dec. 31, 1995            519,272           16,978,753          32.70            0.28              1.02
Dec. 31, 1996            558,234           20,565,014          36.84            0.54              1.10
Dec. 31, 1997            632,540           28,789,593          45.52            0.35              1.19
Dec. 31, 1998            766,420           38,355,609          50.05            0.60              1.24
Dec. 31, 1999            810,184           40,610,878          50.13            0.81              1.39
Dec. 31, 2000            797,699           41,369,866          51.86            4.92              1.58
Dec. 31, 2001            845,613           42,036,955          49.71             -                1.45
Jun.  30, 2002           885,621           42,055,595          47.49             -                0.70

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS
                  THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
                  (PERIOD ENDED JUNE 30, 2002) ARE AS FOLLOWS:

1 YEAR: -2.5%                   5 YEARS: +8.0%                 10 YEARS: +11.6%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF
                               FUTURE PERFORMANCE.

  THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
                                 ORIGINAL COST.


                             OFFICERS AND DIRECTORS



     William B. Frels           George A. Mairs, III
  President and Director       Secretary and Director

   Norbert J. Conzemius            Charlton Dietz
         Director                     Director

        Peter G. Robb              Lisa J. Hartzell
 Vice-President and Director          Treasurer

   Charles M. Osborne              J. Thomas Simonet
        Director                       Director

                                 MAIRS AND POWER
                               BALANCED FUND, INC.